Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the amended Quarterly Report of ACCO Brands Corporation on Form 10-Q/A for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on February 18, 2006, (the “Report”), I, David D. Campbell, Chief Executive Officer of ACCO Brands Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ACCO Brands Corporation.

By:	/s/ David D. Campbell

David D. Campbell
Chairman of the Board and
Chief Executive Officer
February 17, 2006